UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 2, 2006

WORLD ENERGY SOLUTIONS, INC.

(Exact Name of Small Business Issuer in Its Charter)

Florida	0-25097	65-0783722
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3900A 31st Street North, St. Petersburg, Florida	33714
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 727-525-5552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Entry into a Material Definitive Agreement.

On September 28, 2006, World Energy Solutions, Inc. (the “Company”) cancelled 6,309,000 shares of its unregistered, restricted common stock (the “Shares”) that was previously issued to Gray Capital Partners, Inc. (“Gray Capital”), a private investment banking group based in Atlanta, Georgia.  The Shares had been issued to Gray Capital in connection with a contract for the performance of future consulting services.  The Company’s Board of Directors determined that consulting services were not performed as contemplated by the parties and thus, cancellation of the shares was appropriate along with termination of the consulting agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WORLD ENERGY SOLUTIONS, INC.

                                                (Registrant)

Dated: October 2, 2006

                                                By: /s/ Benjamin C. Croxton

Benjamin C. Croxton

Chief Executive Officer

                                                Chief Financial Officer